                                                                EXHIBIT 10.16



                          SCHEDULE OF PARTICIPANTS

                SONAT INC. EXECUTIVE LIFE INSURANCE PROGRAMS



     The following are participants in the Sonat Inc. Executive Life Insurance Programs, form of which is filed as Exhibit 10-(20) to the Sonat Inc. Annual Report of Form 10-K for the year ended December 31, 1990:


                        Thomas W. Barker, Jr.
                        Richard B. Bates
                        Beverley T. Krannich
                        Ronald L. Kuehn, Jr.
                        James E. Moylan, Jr.
                        James A. Rubright
                        Donald G. Russell
                        William A. Smith